Prospectus Supplement - March 17, 2006 Privileged Assets(R)Select Annuity S-6102 L (4/05)

At a regular meeting of the RiverSourceSM Variable Portfolio Funds' shareholders held on Feb. 15, 2006, the merger of the RiverSource Variable Portfolio - Strategy Aggressive Fund into RiverSource Variable Portfolio - Mid Cap Growth Fund was approved. The merger took place on March 17, 2006. Upon the merger, the RiverSource Variable Portfolio - Strategy Aggressive Fund is no longer available as an investment option under the contract.

Upon the merger, the RiverSource Variable Portfolio - Mid Cap Growth Fund is added as an investment option under the contract. The tables below describe the operating expenses and investment objective and policies for this fund.

The following information is added to the table entitled "Total annual operating expenses for each fund" under the "ANNUAL OPERATING EXPENSES OF THE FUNDS" section of the prospectus:

Total annual operating expenses for RiverSource Variable Portfolio - Mid Cap Growth Fund

(Before fee waivers and/or expense reimbursements, if applicable, as a percentage of average daily net assets)

                                                                        Management                     Other       Gross total
Fund Name                                                                  fees      (12b-1) fees     expenses     annual fees
RiverSource Variable Portfolio - Mid Cap Growth Fund                       0.63%         0.13%          0.17%    0.93%(1),(2),(3)

(1) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2005, adjusted to reflect current fees.

(2) Management fees include the impact of a performance incentive adjustment fee that decreased that management fee by .07%.

(3) RiverSource Investments and its affiliates have contractually agreed to waive certain fees and absorb certain expenses until Aug. 31, 2006. Any amount waived will not be reimbursed by the fund. Under this agreement, net expenses, before giving effect to any performance incentive adjustment, will not exceed 1.00%.

The following information is added to the table under "The Variable Account and the Funds" section of the prospectus:

----------------------------- ------------------------------------------- -----------------------------------
Fund Name                     Investment Objectives and Policies          Investment Adviser
----------------------------- ------------------------------------------- -----------------------------------
----------------------------- ------------------------------------------- -----------------------------------
RiverSource Variable          Growth of capital. Under normal market      RiverSource Investments, LLC
Portfolio - Mid Cap Growth    conditions, the Fund invests at least 80%
Fund                          of its net assets in equity securities of
                              mid-capitalization companies. The
                              investment manager defines mid-cap
                              companies as those whose market
                              capitalization (number of shares
                              outstanding multiplied by the share price)
                              falls within the range of the Russell
                              Midcap(R) Growth Index.
----------------------------- ------------------------------------------- -----------------------------------

THIS SUPPLEMENT SHOULD BE RETAINED WITH THE CURRENT PROSPECTUS FOR THE PRODUCT

S-6102-1 A (3/06)
* Destroy date: May 1, 2006.